UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2018

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-9439	74‑2157138
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040‑1359
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (956) 722‑7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c )  under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01Entry into a Material Definitive Agreement.

On September 19, 2018, International Bancshares Corporation (the “Company”) entered into a Warrant Purchase Agreement (the “Agreement”) between the Company and Baupost Group Securities, LLC (“Seller”) relating to warrants (the “Warrants”) issued by the Company, on June 12, 2013, pursuant to a warrant certificate (the “Original Warrant Certificate”, and, as subsequently reregistered in the name of Boomsail Co., a custodian of Seller, the “Warrant Certificate”), to purchase up to 1,326,238 shares of common stock, par value $1.00 per share, of the Company.  Pursuant to the terms of the Agreement, the Company agreed to purchase the Warrants from the Seller (the “Warrant Purchase”), for the aggregate purchase price of $29,004,825.06 (the “Purchase Price”).

The terms of the Warrant Purchase and the Agreement were approved by the Company’s board of directors.  Under the terms of the Agreement, Seller agreed to sell, assign, deliver, and transfer to the Company, and the Company agreed to purchase from Seller, the Warrants and the Warrant Certificate, free and clear of all liens, claims, pledges, charges, restrictions and encumbrances of any nature whatsoever.  Seller has agreed to deliver to the Company the Warrant Certificate and an original assignment of the Warrants (the “Assignment”), duly executed by Boomsail Co. and providing for the transfer of the Warrants to the Company, on or before seven business days from the date of the Agreement.  One business day after confirmation of receipt of the Warrant Certificate and Assignment, the Company will deliver to Seller the Purchase Price by wire transfer in same day funds, at which time the Warrants and Warrant Certificate will be cancelled, thus eliminating the issuance of any shares of the Company’s common stock pursuant to the Warrants.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Warrant Purchase Agreement by and between International Bancshares Corporation and Baupost Group Securities, LLC, dated September 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

By:	/s/ Dennis E. Nixon
DENNIS E. NIXON, President
and Chief Executive Officer

Date: September 21, 2018